UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 11, 2014

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact Name of Registrant as Specified in its Charter)

Maryland (Sotherly Hotels Inc.)	001-32379 (Sotherly Hotels Inc.)	20-1531029 (Sotherly Hotels Inc.)
Delaware (Sotherly Hotels LP)	001-36091 (Sotherly Hotels LP)	20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Resignation of PBMares, LLP

As previously disclosed on November 27, 2013, Sotherly Hotels Inc., a Maryland corporation (the “Company”) and the sole general partner of Sotherly Hotels LP, a Delaware limited partnership, was notified by its auditors, PBMares, LLP (“PBMares”), that, due to the partner rotation rules and regulations of the U.S. Securities and Exchange Commission and Sarbanes-Oxley Act of 2002, the firm would resign effective upon the Company’s filing of its Form 10-K for the year ended December 31, 2013. Accordingly, PBMares resigned as the Company’s independent registered public accounting firm effective March 25, 2014.

No accountant’s report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years (ended December 31, 2013 and 2012) and from January 1, 2014 to the date of this current report on Form 8-K, there were no disagreements with PBMares on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. During this same period, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PBMares with a copy of the foregoing disclosure and requested PBMares to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of PBMares’ letter dated April 14, 2014 is attached to this current report on Form 8-K as Exhibit 16.2.

Engagement of Grant Thornton LLP

The Audit Committee of the Board of Directors of the Company has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The Audit Committee invited several firms to participate in this process.

As a result of this process and following careful deliberation, on April 11, 2014, the Audit Committee appointed Grant Thornton LLP (“Grant Thornton”), and the Company and the Operating Partnership entered into an engagement letter with Grant Thornton, and engaged Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

During the Company’s two most recent fiscal years (ended December 31, 2013 and 2012) and from January 1, 2014 to the date of this current report on Form 8-K, neither the Company, nor anyone on the Company’s behalf, consulted Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(a) Exhibits

16.2	Letter from PBMares, LLP, dated April 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2014

SOTHERLY HOTELS INC.

By:	/s/ Andrew M. Sims
Andrew M. Sims Chief Executive Officer

SOTHERLY HOTELS LP

by its General Partner, SOTHERLY HOTELS INC.

By:	/s/ Andrew M. Sims
Andrew M. Sims Chief Executive Officer

Exhibit List

16.2	Letter from PBMares, LLP, dated April 14, 2014.